SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 21, 2004

                           ZARLINK SEMICONDUCTOR INC.
             (Exact name of Registrant as specified in its charter)

    Canada                             1-8139                      None
(Jurisdiction of                    (Commission                (IRS Employer
incorporation)                       File No.)               Identification No.)

                                 400 March Road,
                         Ottawa, Ontario, Canada K2K 3H4
                    (Address of principal executive offices)

                  Registrant's telephone number: (613) 592-0200


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Item 7. Financial Statements and Exhibits.

(a)   Financial Statements - None

(b)   Pro Forma Financial Information - None

(c)   Exhibits:

Exhibit No.       Description
-----------       -----------
   99.1           Notice of Annual Meeting of Shareholders and Management Proxy
                  Circular dated June 8, 2004 (furnished pursuant to Item 9 of
                  Form 8-K).

Item 9. Regulation FD Disclosure.

      The Annual Meeting of Shareholders of Zarlink Semiconductor Inc. is scheduled to take place on Wednesday, July 21, 2004. Attached as Exhibit 99.1 to this Report is Zarlink's Notice of Annual Meeting of Shareholders and Management Proxy Circular, June 8, 2004, each of which was mailed to Zarlink's shareholders on or about June 21, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2004

                                        ZARLINK SEMICONDUCTOR INC.

                                        By: /s/ SCOTT MILLIGAN
                                            ------------------------------------
                                            Scott Milligan
                                            Senior Vice President of Finance and
                                            Chief Financial Officer